Exhibit 10.2

TERM NOTE

$1,500,000.00	December 22, 2014

FOR VALUE RECEIVED, the undersigned, RANOR, INC., a Delaware corporation with an address of Bella Drive, Westminster, Massachusetts 01473 (the "Borrower"), DOES HEREBY PROMISE to pay to the order of REVERE HIGH YIELD FUND, LP, a Delaware limited partnership (the "Lender"), at the office of the Lender at 105 Rowayton Avenue, Suite 100, Rowayton, Connecticut 06853, in lawful money of the United States of America, in immediately available funds, the maximum principal amount of ONE MILLION FIVE HUNDRED THOUSAND 00/100 DOLLARS ($1,500,000.00) or so much thereof as may be advanced to Borrower pursuant to this Term Note and the Agreement (as hereinafter  defined)  payable  as follows: (i) payments of interest only on advanced principal on the first day of each month (a “Payment Date”), commencing on February 1, 2015 until and including the Payment Date immediately prior to the Maturity Date; and (ii) a balloon payment of the advanced principal balance plus any accrued and unpaid interest on the Maturity Date of December 31, 2015, provided, however, that Borrower may elect to extend the Maturity Date for a period of six (6) months to June 30, 2016 conditioned upon  Borrower providing to Lender, on or before the date which is sixty (60) days prior to the initial Maturity Date but no more than ninety (90) days prior to the initial Maturity Date: (a) written notice to Lender of its election to so extend, and (b) payment to Lender of an extension fee in the amount of Fifteen Thousand and No/100  Dollars  ($15,000.00). Interest hereunder shall accrue from the date hereof on the unpaid principal amount hereof at a rate equal to twelve percent (12%) per annum on the basis of the actual days elapsed on the assumption that each month contains thirty (30) days and each  year contains three hundred sixty (360) days, multiplied by the actual number of days elapsed, in like money, at said office, as more specifically set forth in Article II of that certain Term Loan and Security Agreement dated as of the date hereof (the “Agreement”) and, upon a default, at a rate of the lesser of: (A) twenty-four percent (24%) per annum, or (B) the highest rate of interest permitted under the laws of the Commonwealth of Massachusetts.

This Term Note is given to evidence an actual loan (the “Loan”) in the maximum principal amount of $1,500,000.00, and is the Term Note referred to as “Note A” in Section 2.02 of the Agreement, and is subject to prepayment and acceleration of maturity as set forth in the Agreement. This Term Note is secured by, among other things, that certain Mortgage Deed, Assignment of Leases and Rents, Security Agreement  and Fixture Filing from Borrower in favor of Lender, Guaranty of Guarantor and Financing Statement from Borrower in favor of Lender (the “Security Instrument”). All terms defined in the Agreement are used herein with their defined meanings unless otherwise provided.

This Term Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and any applicable laws of the United States of America.

The Lender shall have the absolute right to sell and/or assign this Term Note and the Security Instrument, in whole or in part, and/or to enter into one or more participation agreements concerning this Term Note and the Security Instrument. If Lender gives written notice of any such sale(s), assignment(s) and/or participation(s) to Borrower, Borrower shall make, or cause to be made, payments to such subsequent holder(s) or participant(s), as the case may be.

If any term of this Term Note, or the applications hereof to any person or set of circumstances, shall to any extent be invalid, illegal, or unenforceable, the remainder of this Term Note, or the application of such provision or part thereof to persons or circumstances other than those as to which it is invalid, illegal, or unenforceable, shall not be affected thereby, and each term of this Term Note shall be valid and enforceable to the fullest extent consistent with applicable law and this Term Note shall be interpreted and construed as though such invalid, illegal, or unenforceable term or provision (or any portion thereof) were not contained in this Term Note.

Borrower and all other parties liable hereunder, whether as principal, endorser or otherwise, hereby severally waive presentment, demand for payment, protest and notice of dishonor and waive recourse to defenses generally, including extensions  of  time, release of security or other indulgences that may be granted by Lender to Borrower or any other party liable hereon, and also agree to pay all costs of collection, including reasonable attorneys’ fees incurred by Lender in connection with enforcement of any of Lender’s rights hereunder or under any other document in connection with, securing or evidencing this Term Note.

BORROWER AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION BORROWER WAIVE PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR, TOGETHER WITH ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS TERM NOTE OR UNDER ANY AGREEMENT, INSTRUMENT OR OTHER DOCUMENT CONTEMPLATED HEREBY OR RELATED HERETO AND IN ANY ACTION DIRECTLY OR INDIRECTLY RELATED TO OR CONNECTED WITH THE OBLIGATIONS PROVIDED FOR HEREIN, OR ANY CONDUCT  RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF SUCH OBLIGATIONS OR ARISING FROM THE DEBTOR/CREDITOR RELATIONSHIP OF THE PARTIES HERETO. BORROWER ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE IT OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS WILLINGLY, KNOWINGLY AND VOLUNTARILY BEEN AGREED TO BY BORROWER.

BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COMMONWEALTH

OF MASSACHUSETTS AND WAIVES PERSONAL SERVICE OF  ANY  AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS AS SET FORTH IN THIS TERM NOTE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. BORROWER WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND WILLINGLY, KNOWINGLY AND VOLUNTARILY CONSENTS TO THE GRANTING OF ANY SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

BORROWER ACKNOWLEDGES AND REPRESENTS THAT THE LOAN EVIDENCED BY THIS TERM NOTE IS A COMMERCIAL  TRANSACTION AND THAT THE PROCEEDS OF THE LOAN SHALL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. BORROWER AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION BORROWER HEREBY WILLINGLY, KNOWINGLY AND VOLUNTARILY WAIVE (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHTS TO NOTICE OR HEARING OR AS OTHERWISE REQUIRED BY ANY LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER MAY ELECT TO USE OR WHICH IT MAY AVAIL ITSELF. BORROWER FURTHER WAIVES, TO THE GREATEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS. BORROWER FURTHER WAIVES ANY REQUIREMENTS THAT HOLDER OBTAIN  A BOND OR ANY SIMILAR DEVICE IN CONNECTION WITH THE EXERCISE OF ANY REMEDY OR THE ENFORCEMENT OF ANY RIGHT HEREUNDER OR PERTAINING TO THE LOAN.

BORROWER HEREBY EXPRESSLY AND UNCONDITIONALLY, WILLINGLY, KNOWINGLY AND VOLUNTARILY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF LENDER ON THIS TERM NOTE, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS), AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT  TO  ANY ASSERTED CLAIM.

EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WILLINGLY, KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES  OTHER  THAN,  OR  IN  ADDITION  TO,  ACTUAL  DAMAGES.

BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF PAYEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PAYEE WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR PAYEE TO ACCEPT THIS TERM  NOTE AND MAKE THE LOAN.

It is the intention of Borrower and Lender to conform strictly to the usury laws now or hereafter in force in the Commonwealth of Massachusetts, and  any  interest payable under this Term Note or any other documents evidencing or securing the Loan (the “Loan Documents”) shall be subject to reduction to an amount not to exceed the maximum non-usurious amount for commercial loans allowed under the usury laws of the state or commonwealth in which the Property is located as now or hereafter construed by the courts having jurisdiction over such matters. In the event such interest (whether designated as interest, service charges, points, or otherwise) does exceed the maximum legal rate, it shall be (i) cancelled automatically to the extent that such interest exceeds the maximum legal rate; (ii) if already paid, at the option of the Lender, either be rebated to Borrower or credited on the principal amount of the Term Note; or (iii) if the Term Note has been prepaid in full, then such excess shall be rebated to Borrower.

It is further agreed, without limitation of the foregoing, that all calculations of the rate of interest (whether designed as interest, service charges, points, or otherwise) contracted for, charged, or received under this Term Note, or under any instrument evidencing or securing the loan evidenced hereby, that  are made for the purpose of determining whether such rate exceeds the maximum legal rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating, and spreading throughout the full stated term of this Term Note (and any extensions of the term hereof that may be hereafter granted) all such interest at any time contracted for, charged, or received from the Borrower or otherwise by the Lender so that the rate of interest on account of the indebtedness evidenced by this Term Note, as so calculated, is uniform throughout the term hereof. If the Borrower is exempt or hereafter becomes exempt from applicable usury statutes or for any other reason the rate of interest to be charged on this Term Note is not limited by law, none of the provisions  of this paragraph shall be construed so as to limit or reduce the interest or other consideration payable under this Term Note or any other Loan Documents. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the parties hereto.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

IN WITNESS WHEREOF, the Borrower has executed this Note as of the day and year first above written at Westminster, Worcester County, Massachusetts.

BORROWER: RANOR, INC.,
a Delaware corporation

By:	/s/ Alexander Shen
	Name:	Alexander Shen
	Its:	President

THE COMMONWEALTH OF MASSACHUSETTS	§
§ ss.
COUNTY OF WORCESTER	§

On this 19th day of December, 2014, personally appeared Alexander Shen, President, of RANOR, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed in his capacity as such President, and the free act and deed of RANOR, INC., before me.

/s/ Richard L. Morin Sr.
Name: Richard L. Morin Sr.
Notary Public
My Commission Expires:

[Signature Page to Term Note A]